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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report (Date of Earliest
                        Event Reported): December 5, 1998



                           SUN HYDRAULICS CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)




          FLORIDA                   0-21835               59-2754337
----------------------------      ------------       -------------------
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)       Identification No.)




      1500 West University Parkway
           Sarasota, Florida                                     34232
---------------------------------------                        ----------
(Address of principal executive offices                        (Zip Code)



Registrant's telephone number, including area code:           941-362-1200


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ITEM 5.   OTHER EVENTS.

PRESS RELEASE

         On December 15, 1998, the Company issued the press release attached hereto as Exhibit 99.1 announcing a $0.04 per share dividend on its common stock payable on January 15, 1999, to shareholders of record on December 31, 1998.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  None.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  None.

         (c)      EXHIBITS.

     Exhibit
      Number                    Exhibit Description
     -------                    -------------------

       99.1         Press Release of the Registrant dated December 15, 1998.



























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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SUN HYDRAULICS CORPORATION

                                   By:   /s/ Richard J. Dobbyn
                                         ----------------------------------
                                         Richard J. Dobbyn
                                         Chief Financial Officer (Principal
                                         Financial and Accounting Officer)

Dated:  December 15, 1998

































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                                  EXHIBIT INDEX

      Exhibit
      Number             Exhibit Description
      ------             -------------------

       99.1      Press Release of the Registrant dated December 15, 1998.



































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